                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.   20549
                         _____________________

                               FORM 8-K


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported)
                  August 9, 2002  (August 9, 2002)

                            SPATIALIGHT, INC.

          (Exact Name of Registrant as Specified in Charter)

            New York              000-19828            16-1363082
  (State or Other Jurisdiction   (Commission         (IRS Employer
       of Incorporation)         File Number)      Identification No.)


     9 Commercial Blvd., Suite 200, Novato, California     94949
          (Address of Principal Executive Offices)       (Zip Code)


   Registrant's telephone number, including area code  (415) 883-1693




     (Former Name or Former Address, if Changed Since Last Reported)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.


        99.1 Certification of Robert A. Olins, Acting Chief Executive Officer and Principal Executive Financial and Accounting Officer of SpatiaLight, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        99.2 Certification of Robert A. Olins, Acting Chief Executive Officer and Principal Executive Financial and Accounting Officer of SpatiaLight, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

On August 9, 2002, Robert A. Olins, Acting Chief Executive Officer and Principal Executive Financial and Accounting Officer of SpatiaLight, Inc. furnished two certifications to the Securities and Exchange Commission relating to SpatiaLight's (i) Quarterly Report on Form 10-QSB/A for the quarterly period ended March 31, 2002, and (ii) Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2001, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each certification is attached hereto as Exhibits 99.1 and 99.2.


                LIMITATION ON INCORPORATION BY REFERENCE

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into the filings of SpatiaLight, Inc. under the Securities Act of 1933, as amended.






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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 9, 2002


                                   SPATIALIGHT, INC.

                                   By:  /s/ ROBERT A. OLINS
                                      -----------------------
                                    Name:  Robert A. Olins
                                    Title:  Acting Chief Executive Officer
                                            (Principal Executive, Financial and
                                               Accounting Officer)





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